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                                                                    EXHIBIT 10.9

[LOGO]                                           THE TORONTO-DOMINION BANK

                                                 Commercial Banking Centre
                                                 385 Richmond St. & King St.
                                                 P.O. Box 3177
                                                 London, Ontario N6A 4K2

                                                 Telephone No. 663-5717

                                                 Fax No. (619)667-4052

May 11, 1995

PRIVATE & CONFIDENTIAL

Medi-Emerg Inc.
458 Central Avenue
London, Ontario
N6B 2E5

Attention:  Dr. Ramesh Zacharias and
            Mr. Brian Wood
------------------------------------

Dear Sirs:

We are pleased to make available the credit facility as noted below:

Borrower:               Med-Emerg Inc.

Lender:                 The Toronto-Dominion Bank ("the Bank").

Type of Loan
and Amount:             #1   Operating  -  Overdraft (via Mirror Accounting)
                             and/or Letters of Credit - $1,200,000.

Purpose:                #1   To assist with monthly expenses pending the
                             collection of OHIP receivables.

Interest Rate:          #1   Direct Borrowings - The Bank's prime rate plus
                             1 1/2% per annum, calculated and payable monthly on the number of days elapsed.

                             Letters of Credit - 2% per annum, payable in advance.

Drawdown:                #1  As funds are required.

Repayment:               #1  On demand.

Prepayment:              #1  Permitted without penalty.

Security:                    General Security Agreement, representing a first
                             floating charge on all assets and undertakings of
                             the Borrower.                      Initial RZ
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                                        - 2 -


                        Assignment of fire insurance on the above assets, showing the Bank as first loss payee.

                        Unlimited Guarantee signed by Dr. Ramesh Zacharias.

                        Unlimited Guarantee signed by Victoria Zacharias.

                        $60,000 collateral second mortgage on residential property at 1486 Hollywell Avenue, Mississauga, Ontario registered in the name(s) of Ramesh and/or Victoria Zacharias.

                        Assignment of fire insurance on the above real property, showing the Bank as first loss payee.

                        Unlimited Guarantee signed by Med Plus Health Centres Ltd. ("Med Plus"), with Resolution and Solicitor's Letter of Opinion.

                        Unlimited Guarantee signed by 927563 Ontario Limited ("927563"), with Resolution and Solicitor's Letter of Opinion.

                        Above Guarantee supported by General Security Agreement from 927563, with Solicitor's Letter of Opinion.

                        $300,000 TD Greenplan Credit Insurance on the life of Dr. Ramesh Zacharias (also used to secure borrowings in the name of Glenderry Medical Walk-In Clinic Partnership).

                        Indemnity Agreement re: Letter of Credit.

                        Letter of Opinion from the Borrower's Solicitor indicating that doctors employed by the Borrower are unsecured creditors of the Borrower.

                        Inter-company Mirror Accounting Agreement between Med Plus, 927563 and 927564 Ontario Inc. as participants and the Borrower as participant and concentrator.

                                                                Initial RZ
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                                        - 3 -

Conditions:        1.   Cross default provision is to apply involving the
                        Borrower, Med Plus and Dr. Ramesh Zacharias relating to loans made by the Bank to the aforementioned parties.

                   2. The Bank is to be provided with signed, audited financial statements for the Borrower and signed, accountant-prepared financial statements for Med Plus, within 90 days of their fiscal year ends.

                   3. Monthly aged lists of accounts receivable and monthly financial statements as prepared by the Borrower and Med Plus are to be provided for both companies by the 25th day of the month following (except for the financial statements for the year ending December 31 which are to be submitted by February 25). Monthly financial statements are to be submitted on a combined and non-combined basis.

                   4. Borrowings under Facility #1 (Direct and Letters of Credit) are not to exceed 100% of OHIP receivables, net of over 90 day accounts, for the Borrower and Med Plus combined.

                   5. The Borrower and Med Plus are to maintain a minimum Combined Effective Net Worth of not less than $275,000 at all times. Combined Effective Net Worth is defined as shareholder's equity plus amounts due to shareholder, related and/or affiliated companies, less amounts due from shareholder, related and/or affiliated companies and less intangible assets (e.g. goodwill, organization costs, etc.).
                        NOTE: CURRENTLY IN DEFAULT.

                   6. The maximum availability under Facility #1 for Letters of Credit is $50,000.


                                                                Initial RZ
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                   7.   The Borrower and Med Plus are to maintain a Combined
                        Debt Service Coverage Ratio of not less than 1.5:1, based on the annual accountant-prepared financial statements for the Borrower and Med Plus. Combined Debt Service Coverage Ratio is defined as the sum of income before income taxes and interest expense, less dividends declared, divided by the sum of interest expense and principal payments during the concurrent fiscal year for both the Borrower and Med Plus combined.

                   8. All costs and charges associated with the registration of security and subsequent renewals of same are the responsibility of the Borrower.

Loan Activity
Fee:                    $75 per month.

Management Fee:    $3,000 (to be taken at the rate of $250 per month).


Should there be a breach of or non-compliance with any term or condition hereof or any security hereunder and such breach or non-compliance is not remedied within the period specified in the Bank's written request to you for the remedy thereof, or should such breach or non-compliance or any other matter cause the Bank, in good faith, to deem itself insecure, the Bank may, at its option, consider this offer of financing or the facility afforded thereby, as the case may be, at an end and, without notice to you, take whatever steps it considers necessary to protect its interests.

We appreciate having the opportunity to review your banking requirements and would ask that you acknowledge your acceptance of these arrangements by signing and returning the duplicate copy attached hereto.

                                                                Initial  RZ
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Should you have any questions or require any clarification of the terms and conditions recited herein, please do not hesitate to contact the undersigned.

Yours truly,


/s/ Peter T. Coutts

Peter T. Coutts
Account Manager



/s/ R.G. Bergen

R.G. Bergen
Manager, Commercial Services


We hereby accept the terms and conditions as outlined herein.

Dated this 11th day of September, 1995.

Med-Emerg Inc.



/s/ Brian Wood  ON BEHALF OF MED-EMERG INC.
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                                                                Initial RZ
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The undersigned agree that the terms and conditions set out above are for the exclusive benefit of the Bank and that no alteration or waiver of any of these terms and conditions shall in any way limit the liability of the undersigned to the Bank in a guarantee of the undersigned held by the Bank.


/s/ Ramesh Zacharias                             September 11th, 1995
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Dr. Ramesh Zacharias                             Date




/s/ Vicki Zacharias                              September 11th, 1995
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Vicki Zacharias                                  Date


Med Plus Health Centres Ltd.



/s/ Brian Wood  ON BEHALF OF MED-PLUS            September 11th, 1995
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                                                 Date




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                                                 Date





                                                                Initial RZ
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                                        - 7 -


927563 Ontario Inc.



/s/ Vicki Zacharias                              September 11, 1995
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                                                 Date




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                                                                Initial RZ
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